                                                                 EXHIBIT 10.2(h)


                             AMENDMENT NO. 3 TO THE
                   REBATE AND MARKETING FUND ADDENDUM TO THE
                          MICROSOFT CHANNEL AGREEMENT

This Amendment No. 3 ("Amendment") amends that certain Rebate and Marketing Fund Addendum (as previously amended the "Addendum") to The Microsoft Channel Agreement (as previously amended the "Agreement"), dated July 1, 1995, between MICROSOFT CORPORATION ("MS") having its principal place of business at One Microsoft Way, Redmond, WA 98052 and SOFTWARE SPECTRUM, INC. ("CUSTOMER") having its principal place of business at 2140 Merritt Drive, Garland, TX 75041. The Addendum is hereby amended as follows:

2. TERM AND TERMINATION

The first sentence of the section is replaced with the following:

"This Addendum shall be effective as of January 1, 1997, and shall expire on June 30, 1997."

Section 7, Failure To Execute, is replaced in its entirety with the following:

"7. FAILURE TO EXECUTE

CUSTOMER shall not be eligible to receive Rebates or Opportunity Marketing Funds until both CUSTOMER and MS have executed this Addendum. Should CUSTOMER fail to execute, or should MS be unable to execute this Addendum by January 1, 1997, for each full month after January 1, 1997, in which this Addendum is not executed, CUSTOMER shall forfeit such month's Achievement Rebate."

SCHEDULE K, REBATE PROGRAM GUIDELINES.

The Schedule is replaced in its entirety with the attached Schedule M.

SCHEDULE L, OPEN LICENSE REBATE PROGRAMS.

The Schedule is replaced in its entirety with the attached Schedule N.

IN WITNESS WHEREOF, the parties have signed this Amendment on the date indicated below. This Amendment is hereby made part of the Addendum. All terms and conditions of the Addendum not amended herein shall remain in full force and effect. This Amendment is not binding until executed by MS.

AGREED AND ACCEPTED TO BY                  AGREED AND ACCEPTED TO BY
MICROSOFT CORPORATION                      SOFTWARE SPECTRUM, INC.
("MS")                                     ("CUSTOMER"):

By /s/ JOHAN LIEDGREN                      By /s/ KEITH R. COOGAN
   -----------------------------              ------------------------------

   Johan Liedgren                             Keith R. Coogan
--------------------------------           ---------------------------------
Name (please print)                        Name (please print)

   Director, Channel Policies                 Executive Vice President - COO
--------------------------------           ---------------------------------
Title                                      Title

   1/17/97                                    January 8, 1997
--------------------------------           ---------------------------------
Date                                       Date


                 Microsoft Confidential - Disclosure Prohibited

                                   SCHEDULE M

                              JANUARY - JUNE, 1997
                               REBATE GUIDELINES

PROGRAMS: Microsoft offers five (5) rebate programs for the January - June, 1997 Rebate period. The total available Rebate is divided as follows:

        -------------------------------------------------------------
                                                   MAXIMUM PERCENTAGE
               REBATE PROGRAM                           AVAILABLE
        =============================================================
        Achievement Program                                *
        -------------------------------------------------------------
        Total Sales-out Program                            *
        -------------------------------------------------------------
        32-Bit Office Sales-out Program                    *
        -------------------------------------------------------------
        Business Systems Sales-out Program                 *
        -------------------------------------------------------------
        Open License Sales-out Program                     *
        -------------------------------------------------------------
        TOTAL                                              *
        -------------------------------------------------------------

REBATE CALCULATIONS AND PAYMENTS: Rebates will be paid in the form of a Microsoft Purchase Credit forty-five (45) days after the end of each quarterly Rebate Period (i.e. May 15th for the January - March, 1997 quarter). Rebates are calculated by multiplying the achieved Rebate percentage by the total Qualified Sales for the Rebate Period. Revenue generated from Microsoft Select Enrollment Forms executed by MS on or after July 1, 1994, shall be included in calculating CUSTOMER's achievement toward the Sales-out goal, but shall not be included in CUSTOMER's final total Qualified Sales for purposes of Rebate payment. Revenue generated from Microsoft Select Enrollment Forms executed by MS prior to July 1, 1994 will be included in calculating CUSTOMER's achievement towards the sales-out goal and will also be eligible for a Grandfathered rebate. Rebate payment for such Select Enrollment Forms shall be in the form of a purchase credit forty-five (45) days after the end of each quarter of the Rebate Period.

PURCHASES THROUGH DISTRIBUTION: CUSTOMER's full packaged product and MLP purchases through distribution will be subtracted from CUSTOMER's Qualified Sales for purposes of Rebate payment.

PRODUCT AVAILABILITY: If Microsoft is unable to ship a current version of a product for any ten (10) consecutive business days, CUSTOMER's purchases through distribution of those SKUs will count toward CUSTOMER's Qualified Sales for purchases of Rebate payment.

All copies of eligible purchase orders placed through distribution along with a copy of the Microsoft Stock Out Report must be sent to Microsoft no later than fifteen (15) days following the quarter end. Please send purchase order copies and the Microsoft Stock Out Report to the following address:

                 MICROSOFT CORPORATION
                 ONE MICROSOFT WAY
                 BLDG. 22/2054
                 REDMOND, WA 98052
                 ATTN.: ANDRES MONTGOMERY, CHANNEL POLICIES

ACHIEVEMENT REBATE PAYMENT: The Microsoft Achievement Rebate will be calculated on a monthly basis. If CUSTOMER has met all of the Achievement Rebate criteria in a given month, CUSTOMER will be entitled to * of that month's total Qualified Sales. The Rebate payment will be made forty-five (45) days after the end of each quarter of the Rebate Period.

ANY ISSUES REGARDING REBATES SHOULD BE SENT IN WRITING TO ANDRES MONTGOMERY, CHANNEL POLICIES, NO LATER THAN THIRTY (30) DAYS FOLLOWING RECEIPT OF REBATE PAYMENT. If such written notice is not provided within thirty (30) days, CUSTOMER shall have no further right to dispute Rebate payment.

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.


Amendment No. 3 to The Rebate and                                       Page M1
Marketing Fund Addendum to The
Microsoft Channel Agreement

--------------------------------------------------------------------------------
                           ACHIEVEMENT REBATE PROGRAM
--------------------------------------------------------------------------------

PROGRAM OBJECTIVES: The objective of the Achievement Rebate Program is to provide incentive for CUSTOMER to comply with MS' contractual requirements for Payment, Street Dates, Reporting and Select Transactions.

ACHIEVEMENT: During any given month, failure to achieve any or all of the current Achievement Rebate criteria will result in the forfeiture of the entire Achievement Rebate for the month. In any month CUSTOMER has already forfeited its Achievement Rebate, and violates one or more of the Achievement Rebate criteria, MS reserves the right to withhold all or a portion of CUSTOMER's other available Rebate.

1. MICROSOFT PAYMENT REQUIREMENTS:

Microsoft requires its customers to pay its invoices within terms. In order to maintain compliance, eighty-five (85%) of the gross invoice value for Select and one hundred (100%) of the gross invoice value for non-select must be current as of Microsoft's fiscal month-end. Additionally, no greater than one percent (1%) of the gross value for Select invoices shall be past net 60 days. Unapplied credits will be excluded from the calculation.

2. MS STREET DATE REQUIREMENTS:

From time to time, MS may announce a new product or new versions of an existing Product for which MS shall set a Street Date. MS' Street Date Requirements are as follows:

         RETAIL DELIVERY OF PRODUCT, CUSTOMER SHALL NOT:

                 o Ship or deliver the Product to any End User prior to the Street Date. Proof of violation is an early-dated sales slip.
                 o Accept any End User payment for the Product prior to the Street Date. Checks and/or credit card numbers may be accepted by CUSTOMER, but can only be processed when product is delivered to the End User on or after the Street Date.

         MAIL ORDER DELIVERY OF PRODUCT, CUSTOMER SHALL NOT:

                 o Deliver the Product to any End User customer prior to the Street Date. If CUSTOMER wishes, CUSTOMER may ship Product by public carrier up to 2 days early provided the carrier provides proof of delivery and guarantees no End User will receive the Product before street date. Proof of violation is an early-dated carrier slip.
                 o Accept any End User payment for the Product prior to Product shipment. Checks and/or credit card numbers may be accepted by CUSTOMER, but can only be processed when Product is shipped to the End User for arrival on or after the Street Date.

        ELECTRONIC SOFTWARE DISTRIBUTION OF PRODUCT, CUSTOMER SHALL NOT:

                 o Ship or deliver an un-lock key for Product to any desktop package or End User prior to the Street Date. (ESD reseller is responsible for making sure agreements with Clearinghouses are clear on this point.) Proof of Violation is an early-dated un-lock key.
                 o Accept any End User payment for the Product prior to the Street Date. Checks and/or credit card numbers may be accepted by CUSTOMER, but can only be processed when the un-lock key for the Product is delivered to the End User on or after the Street Date.

ADDITIONALLY, CUSTOMER SHALL NOT:

                 o Advertise, merchandise, or promote the Product to End User customers until MS' officially announced "Coming Soon" date. (Appearance on a WEB page is considered an advertisement.) If the Product is advertised, merchandised and/or promoted beginning with "Coming Soon" Date and before Street Date, all such promotions must clearly state that the Product is not yet available for purchase.
                 o Allow it's distribution centers and/or warehouses to distribute, for a period of up to twelve months, a Street Date Product to any individual sales office, retail store, or outlet which MS in its sole discretion has determined to be in violation of the Street Date Requirements.

Amendment No. 3 to The Rebate and                                       Page M2
Marketing Fund Addendum to The
Microsoft Channel Agreement

In the event CUSTOMER violates the Street Date for any special Products specified in a MS Street Date letter, CUSTOMER shall forfeit up to the entire Achievement Rebate for the six month Rebate Period in which the violation occurred.

Should CUSTOMER fail to comply with the Street Date Requirements, MS may also, for a period of up to twelve (12) months, withhold shipments to CUSTOMER of future Product until the Street Date of such Product.

Should CUSTOMER wish to report a Street Date violation, CUSTOMER may fax a copy of a dated sales receipt to STREET DATE VIOLATIONS AT MICROSOFT AT (206) 936-7329. Once a violation has been reported, MS shall investigate the violation, and take remedial action as appropriate. Please note, in order to confirm a suspected violation, MS must receive proof of violation as indicated above.

3. MICROSOFT REPORTING REQUIREMENTS

ALL EDI REPORTING MUST BE TIMELY, ACCURATE, AND COMPLETE. FOR PURPOSES OF THIS AGREEMENT, "TIMELY" IS DEFINED AS MS RECEIPT OF REPORTING BY THE DUE DATE AND TIME INDICATED, "ACCURATE" IS DEFINED AS THE CORRECT POPULATION OF ALL REPORTING FIELDS, AND "COMPLETE" IS DEFINED AS THE POPULATION OF ALL REQUIRED REPORTING FIELDS.

MICROSOFT PRODUCT REPORTING RULES

Reporting includes, but is not limited to, reports sent to Microsoft via Electronic Data Interchange format ("EDI") of weekly Sales, Inventory, and Internal Market Share. CUSTOMER must make the EDI Sales, Inventory and Market Share reports available to MS' EDI mailbox each Monday by Noon (Pacific time). These reports shall cover the seven-day period (Saturday through Friday EOB). Please refer to the EDI Reporting Guidelines for details on reporting requirements.

MS reserves the right to modify the EDI Reporting Guidelines. MS shall provide CUSTOMER with sixty (60) days prior written notice of changes to existing EDI Guidelines. CUSTOMER's failure to implement changes with sixty (60) days shall result in forfeiture of CUSTOMER's Achievement Rebate in the month of months in which changes are not implemented.

            o Each unit of Microsoft single license Full Package Product should be reported as one (1) unit.
         EXAMPLE: Microsoft(R) Word for Windows(R) FPP - report as one (1) unit

            o Any single Microsoft Multiple License Pack (MLP) should be reported as one (1) unit.
         EXAMPLE: Microsoft(R) Windows NT(TM) Workstation License Pack 20 User - report as one (1) unit.

            o All Microsoft Volume Licensing Agreements (such as Open Licenses, Select Variable Licenses and Enterprise Licenses) should be reported as one unit for each license sold.
         EXAMPLE: Microsoft Select MVLP Level B (min 8000 licenses) Agreement - Customer buys 9356 Word - report 9356 Word units.

Accounts are required to report units sold (Sales) and units in inventory (Inventory) for each Microsoft SKU, but are required only to report the aggregate total license count for competitive products sold for each Market Share (Internal Market Share) category. All SKUs for these titles should be counted, including full packaged product, upgrades, license packs, initial sale of new maintenance and education and government SKUs of the foregoing. Please refer to the EDI Reporting Guidelines for details on reporting requirements.

MARKET SHARE REPORTING

The following table outlines the Market Share product categories for EDI reporting. The table also specifies the top competitive products that must be included in the aggregated market share reporting. All competitive products within a given category must be reported. The products listed below are just examples, not a comprehensive list. For a comprehensive competitive SKU list please contact your Microsoft Channel Measurement Specialist. MS reserves the right to add or delete categories with sixty (60) days prior written notice to CUSTOMER.

A comprehensive competitive SKU list shall be provided to CUSTOMER at the beginning of each quarter. CUSTOMER must implement use of the list no later than thirty (30) days after receiving the list. To the extent that CUSTOMER sells any of the products contained on the list, CUSTOMER's Internal Market Share reporting will include those SKUS. If between quarters there are any new major releases of competitive products that fall under the competitive product categories or upgrades to products already listed on the competitive SKU list, CUSTOMER shall include those SKUs in CUSTOMER's Internal Market Share reporting immediately upon release of new products.


Amendment No. 3 to The Rebate and                                       Page M3
Marketing Fund Addendum to The
Microsoft Channel Agreement

Windows-based competitive products summaries:

------------------------------------------------------------------------------------------
DATABASE           VENDOR               DESCRIPTION
                   =======================================================================
                   BORLAND              DBASE, PARADOX
                   -----------------------------------------------------------------------
                   LOTUS                APPROACH
                   -----------------------------------------------------------------------
                   CLARIS               FILEMAKER PRO
                   -----------------------------------------------------------------------
                   DATAEASE             DATAEASE
                   -----------------------------------------------------------------------
                   SAPPHIRE             SQL CONNECT
                   -----------------------------------------------------------------------
                   SYMANTEC             Q&A
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
DEVELOPER          VENDOR               DESCRIPTION
                   =======================================================================
                   BORLAND              DELPHI
                   -----------------------------------------------------------------------
                   GUPTA                SQL WINDOWS
                   -----------------------------------------------------------------------
                   ORACLE               DEVELOPER 2000, POWEROBJECTS
                   -----------------------------------------------------------------------
                   POWERSOFT            POWERBUILDER
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
MESSAGING SERVERS  VENDOR               DESCRIPTION (Servers only. Do not report clients.)
                   =======================================================================
                   BANYAN               BEYOND MAIL
                   -----------------------------------------------------------------------
                   LOTUS                CC:MAIL, NOTES, NOTESUITE
                   -----------------------------------------------------------------------
                   NETSCAPE             MAIL SERVER
                   -----------------------------------------------------------------------
                   NOVELL               GROUPWISE
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
SUITE              VENDOR               DESCRIPTION
                   =======================================================================
                   COREL                OFFICE PRO, WORDPERFECT SUITE
                   -----------------------------------------------------------------------
                   LOTUS                SMARTSUITE
                   -----------------------------------------------------------------------
                   NOVEL                PERFECT OFFICE
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
WORDPROCESSOR      VENDOR               DESCRIPTION
                   =======================================================================
                   LOTUS                WORD PRO, AMI PRO
                   -----------------------------------------------------------------------
                   NOVELL               WORDPERFECT
                   -----------------------------------------------------------------------
                   SOFTKEY              WORDSTAR, PFS:WRITE
                   -----------------------------------------------------------------------
                   SOFTWARE PUBLISHER   OFFICE WRITER, PROFESSIONAL WRITE PLUS
                   -----------------------------------------------------------------------
                   XYQUEST              XYWRITE
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
SPREADSHEET        VENDOR               DESCRIPTION
                   =======================================================================
                   COMPUTER ASSOCIATES  SUPERCALC
                   -----------------------------------------------------------------------
                   COREL                QUATTROPRO
                   -----------------------------------------------------------------------
                   LOTUS                1-2-3
                   -----------------------------------------------------------------------
                   NOVELL               QUATTRO PRO
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
NOS SERVERS        VENDOR               DESCRIPTION (SERVERS ONLY. DO NOT REPORT CLIENTS)
                   =======================================================================
                   BANYAN               VINES, SERVER
                   -----------------------------------------------------------------------
                   IBM                  OS/2, OS/2 LAN SERVER, OS/2 WARP, OS/2 WARP
                                        CONNECT
                   -----------------------------------------------------------------------
                   NOVELL               NETWARE, NETWARE FOR SAA:AS400, INTRANETWARE, MPR,
                                        MANAGEWISE W/NETWARE
                   -----------------------------------------------------------------------
                   SANTA CRUZ           OPEN SERVER, UNIXWARE
                   OPERATION
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
BROWSERS           VENDOR               DESCRIPTION
                   =======================================================================
                   NETMANAGE            CHAMELEON
                   -----------------------------------------------------------------------
                   NETSCAPE             NETSCAPE BROWSER
                   -----------------------------------------------------------------------
                   SPRY                 SPRY MOSAIC; INTERNET IN-A-BOX
                   -----------------------------------------------------------------------
                   IBM                  WEB EXPLORER
                   -----------------------------------------------------------------------
                   QUARTERDECK          MOSAIC
                   -----------------------------------------------------------------------
                   NCSA                 MOSAIC
------------------------------------------------------------------------------------------

Amendment No. 3 to The Rebate and                                       Page M4
Marketing Fund Addendum to The
Microsoft Channel Agreement

COMPETITIVE PRODUCT MARKET SHARE REPORTING RULES

            o Each unit of COMPETITIVE single license FULL PACKAGE PRODUCT should be reported as one (1) unit.
         EXAMPLE: Lotus SmartSuite for Windows FPP - report as 1 unit
            o    Any single COMPETITIVE product that is a MULTIPLE LICENSE PACK
                 (MLP) should be reported as the exact number of licenses contained in the MLP. Examples of these products include competitive 10 User Packs, 20 User Packs, and 100 User Packs. Unlike MS Products, competitive MLPs are not reported as a single unit, but instead as the exact number of licenses included in the MLP. If the MLP is a Network Operating System or Messaging Server MLP, count only server licenses contained in the MLP.)
         EXAMPLE: WordPerfect V6.0 for Windows 20-user License Pack - report as 20 units
            o All SKUs (with the exception of Mail clients and Network Operating System clients) contained in COMPETITIVE VOLUME LICENSING AGREEMENTS should be reported as one (1) unit for each license sold within the volume license agreement.
         EXAMPLE: Lotus VPO-Level E 1-2-3 for Windows (customer buys 7421 units) - report as 7421 units
            o COMPETITIVE MAIL SERVERS and NETWORK OPERATING SYSTEMS must be reported as one (1) unit for each server license sold. Do not report client licenses in FPP, MLP, or Volume License Agreements.
            o Report MAINTENANCE only at the time the maintenance SKU is sold.
            o Product Support for any competitive SKU should NOT be reported.
            o    Documentation-only SKUs should NOT be reported.
            o Only US versions of competitive SKUs should be reported. Do NOT report non-English, International English, or International versions of competitive SKUs.
            o    Promotional competitive SKUs should be reported.

4.       SELECT TRANSACTION REQUIREMENTS:

         o CUSTOMER must place EDI transaction orders at a minimum of once per month per Enrollment Site if product is purchased during said month. Electronic Data Interchange format ("EDI") transactions include, but are not limited to 850/855 EDI transactions and all other EDI reporting requirements which may be required by MS and in the EDI Implementation Guide provided by MS from time to time.
         o CUSTOMER must report usage for all Select 3.0 Enterprise Enrollments executed prior to January 1, 1997 no later than March 31, 1997. Select 3.0 Enterprise Enrollments executed on or after January 1, 1997 must have usage reported no later than three (3) calendar months after the effective date of the Enrollment. The usage date shall reflect the month in which the Select Customer consumed the Product. MS shall provide CUSTOMER with a monthly list of all Enrollments with no submitted purchase order.
         o CUSTOMER shall limit the number of rejected EDI line items for Select 3.0 and 4.0 to no greater than the MS percentage standard.
         o CUSTOMER shall limit the number of credit lines contained in CUSTOMER's EDI purchase orders to no greater than four (4%) of the total lines submitted per month.

--------------------------------------------------------------------------------
                           SALES-OUT REBATE PROGRAMS
--------------------------------------------------------------------------------

PROGRAM OBJECTIVE: The objective of all Sales-out Rebate Programs is to increase the sales of Microsoft products. All license types (Select Microsoft Open License, Full Package Product, MLPs ESD) are included in measuring performance against this goal, however, the Rebate is paid on full packaged product sales only.

REBATE GOALS: CUSTOMER has first quarter Sales-out goals and total Semester Sales-out goals. CUSTOMER's performance for the first three months of the January - June, 1997, Semester will be measured against the first quarter Sales-out goals. At the end of the first quarter, CUSTOMER will receive the percentage of the eligible Rebates earned based on performance against the first quarter goals. At the end of the Semester, CUSTOMER will be measured on their six-month performance against the total Semester goals. Even if CUSTOMER does not meet one hundred percent (100%) of the first quarter goals, CUSTOMER can still achieve one hundred percent (100%) of the Semester goals provided that the Semester goals are met at the end of the Rebate Period.

Amendment No. 3 to The Rebate and                                       Page M5
Marketing Fund Addendum to The
Microsoft Channel Agreement

SALES-OUT DEFINITIONS/MEASUREMENT: MS Product Sales-out is defined as those MS net (sales less returns) Product units sold through CUSTOMER's outlet locations. CUSTOMER's full packaged product, Microsoft Open License, and upgrade sales-out units will be measured from the sales-out reported by CUSTOMER to MS. Licensing sales (Select, Microsoft Maintenance) are captured and generated by MS' financial systems and included in total sales-out used to measure product sales-out Rebate performance.

PAYMENT: At the end of the Semester, CUSTOMER will be paid Sales-out Rebates based on performance against the Semester goals. If CUSTOMER achieves greater than sixty percent (60%) of each Semester Sales-out goal, CUSTOMER will receive the exact achieved percentage of the eligible Sales-out Rebate up to one hundred percent (100%). If CUSTOMER achieves less than sixty percent (60%) of any Sales-out Rebate goal, CUSTOMER will not receive any portion of that Sales-out Rebate.

Although MS pays the Sales-out Rebate ultimately based on performance against the Semester Sales-out goal, Microsoft also pays a Sales-out Rebate at the end of the first quarter based on performance against the first quarter goal. Microsoft pays a portion of the Rebate after the first quarter to provide incentive for CUSTOMER to focus on Sales-out throughout the entire Semester. The scale for the first quarter payment is the same as the scale for the semester payment. The first quarter payment amount will be subtracted from the final semester payment for the Sales-out Rebate.

Example: If CUSTOMER has a quarterly total Sales out goal of $1,000,000 and a Semester total Sales out goal $2,500,000, and CUSTOMER sells $800,000 over the first quarter period and $2,600,000 over the entire Semester period, CUSTOMER will receive the following Rebate payments:

=======================================================================================
 PERIOD          GOAL     SELL-THROUGH             PAYMENT
                          ACHIEVED
---------------------------------------------------------------------------------------
First Quarter     *       *                *       eligible Rebate =         *       of
                                           January - March sales or     *
---------------------------------------------------------------------------------------
   Semester       *       *                *       eligible rebate =         *       of
                                           January - June sales less first quarter
                                           payment or       *       The maximum
                                           allowable total sales out Rebate is:  *
=======================================================================================

--------------------------------------------------------------------------------
                         TOTAL SALES-OUT REBATE PROGRAM
--------------------------------------------------------------------------------

REBATE PERCENTAGES: The total possible Rebate percentage achievable for the
Total Sales-out Rebate Program is     *    of Qualified Sales for the January -
June, 1997 Semester.

--------------------------------------------------------------------------------
                     32-BIT OFFICE SALES-OUT REBATE PROGRAM
--------------------------------------------------------------------------------

REBATE PERCENTAGES: The total possible Rebate percentage achievable for the
32-Bit Office Sales-out Rebate Program is     *     of Qualified Sales for the
January - June, 1997 Semester.

--------------------------------------------------------------------------------
                   BUSINESS SYSTEMS SALES-OUT REBATE PROGRAM
--------------------------------------------------------------------------------

REBATE PERCENTAGES: The total possible Rebate percentage achievable for the
Business Systems Sales-out Rebate Program is     *     of Qualified Sales for
the January - June, 1997 Semester.

REBATE GOALS: CUSTOMER must sell a minimum number Microsoft(R) BackOffice and Microsoft(R) Windows NT(TM) client licenses in order to receive any portion of the Business Systems rebate. Provided that CUSTOMER sells the minimum number of BackOffice and Windows NT client licenses, CUSTOMER's achievement against the Business Systems goal will be based on CUSTOMER's performance against the Business Systems revenue goal.



*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.


Amendment No. 3 to The Rebate and                                       Page M6
Marketing Fund Addendum to The
Microsoft Channel Agreement

--------------------------------------------------------------------------------
                     OPEN LICENSE SALES-OUT REBATE PROGRAM
--------------------------------------------------------------------------------

REBATE PERCENTAGES: The total possible Rebate percentage achievable for the
Open License Sales-out Rebate Program is      *     of Qualified Sales for the
January - June, 1997 Semester.


*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.


Amendment No. 3 to The Rebate and                                       Page M7
Marketing Fund Addendum to The
Microsoft Channel Agreement

                                   SCHEDULE N

                              JANUARY - JUNE, 1997
                                  OPEN LICENSE
                                 REBATE PROGRAM

--------------------------------------------------------------------------------
                          OPEN LICENSE REBATE PROGRAM
--------------------------------------------------------------------------------

REBATE PERCENTAGES: The total possible Rebate percentage achievable for the
Open License Rebate Program is     *     of Qualified Open License Sales for
the January - June, 1997 Semester.


*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.


Amendment No. 3 to The Rebate and                                      Page N1
Marketing Fund Addendum to The
Microsoft Channel Agreement

--------------------------------------------------------------------------------
                         SALES-OUT REBATE PROGRAM GOALS
--------------------------------------------------------------------------------


===========================================================================================================================
                                                                         QUARTER      SEMESTER      REBATE         REBATE
                                             QUARTER       SEMESTER       CLIENT       CLIENT     PERCENTAGE     PERCENTAGE
REBATE PROGRAM                              SALES GOAL    SALES GOAL       GOAL         GOAL         (FFP)         (MOLP)
===========================================================================================================================
Open License Sales-out Rebate Program                                      N/A          N/A            *             *
---------------------------------------------------------------------------------------------------------------------------
Total Sales-out Rebate Program                   *            *            N/A          N/A            *            N/A
---------------------------------------------------------------------------------------------------------------------------
32 Bit Office Sales-out Rebate Program           *            *            N/A          N/A            *            N/A
---------------------------------------------------------------------------------------------------------------------------
Business Systems Sales-out Rebate Program        *            *             *            *             *             *
---------------------------------------------------------------------------------------------------------------------------


*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.


Software Spectrum, Inc.